Annual Report to Shareholders



                               THE NEW MARKET FUND




                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Comapny



                               For the Year Ended
                                August 31, 1999

Dear Shareholder:

     We completed the New Market Fund's first year with a 13.2% net return (adjusted after-tax). With initial high fund expenses, large cash reserves, and a value style emphasis, we lagged the indices. As mentioned in earlier correspondence, our investment philosophy is long-term and relatively concentrated with an emphasis on consistency and capital preservation. In "high flying" speculative markets like the past year, we will underperform. However, under more normal market conditions, our conservative approach is positioned to outperform. We make no attempt to "mimic" the market, as our "focused" style will deviate widely from the averages (both on the upside and downside) over short-term periods. Our ultimate goal is to achieve consistent, above-average, after-tax returns over a five-year horizon with minimal risk.

     With the current bull market now in its fifth year, coupled with pockets of extreme speculation, we believe it is prudent to be cautious. Rarely do the leading performing sectors of the past repeat over the next cycle, and we believe this will be the case over the next five years. We have avoided the more popular, overvalued sectors (technology, telecommunications) and weighted the portfolio heavily to financial services and consumer staples, where valuations are far more reasonable. At the chance of looking "foolish" in the short-term, we have taken meaningfully positions in well-managed, shareholder-oriented companies of these unpopular industries. We believe many of the larger positions are 30%-50% undervalued relative to their intrinsic values and will lead the markets in the future.

     More recently, capitalization-weighted indices have declined approximately 10+%, with the broader market reflecting a far serious "bear market". According to a recent Salomon Smith Barney report (see below), the average stock on the NYSE has declined nearly 30%. The disparity in valuations between the broader market and the S&P 500 is enormous. While the S&P 500 is close to 30x earnings, the broader, equal weighted Value Line composite is trading at a modest 15x earnings. The extremely narrow bull market has been led by only a handful of the largest companies, predominantly high technology stocks which were deemed "absurdly overvalued" by Microsoft President Steve Ballmer at a recent investor conference.

              AVERAGE STOCK DECLINE FROM 52-WEEK HIGH
                     (AS OF SEPTEMBER 29, 1999)

                          NASDAQ     NYSE     S&P 500

  Average Decline......(34.8%)       (27.7%)   (24.8%)

     Such speculation in a small selected group of overvalued stocks usually leads to an "ugly" ending, if history repeats itself. One only has to reflect back to the "Nifty Fifty" in the early 1970s, the oil stocks of the early 1980s, and more recently, emerging/international markets in the early 1990s. Short-sighted investor psychology rationalized the gross overvaluations and momentum at the time only to be humbled at the end. This "time may be different", but we seriously doubt it.

     In summary, our conservative, disciplined approach is not to chase the performance leaders of today or yesterday, but to gradually invest in the undervalued, high growth performance leaders over the next 3-5 year cycle. Currently, we are finding ample opportunities with valuations as low as 3x-5x EBITDA in quality companies expected to grow 15%-20% over the next five years. If valuations persist at this level, we believe strategic alternatives will be forced through merger recapitalizations, hostile offers, buy-outs, and other value-enhancing methods. Barring any significant interest rate rise or an economic catastrophe, current valuations of our positions should generate attractive above-average returns from this level.

We appreciate your continued confidence.

Sincerely,

Stephen M. Goddard, CFA
Portfolio Manager
The New Market Fund

                       COMPARISON OF $10,000 INVESTMENT IN
                NEW MARKET FUND VS. LIPPER LARGE CAP VALUE INDEX



[graph goes here]

Date        The New Market Fund        Lipper Large-Cap Value Index

10/1/1998         $10,000                       $10,000
8/31/1999         $11,320                       $12,510

Past performance is not predictive of future performance.

[end graph]

               --------------------------------------------------
                  Total Return for Period ended August 31, 1999

                        Since Inception (October 1, 1998)

                                     13.20%
               --------------------------------------------------


--------------------------------------------------------------------------------
     The Lipper Large-Cap Value Index is an equally-weighted performance indice, adjusted for capital Gains distributions and income dividends of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three- year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index

     (The  comparative  index is not adjusted to reflect  expenses  that the SEC requires to be reflected  in  the  Fund's  performance.)
--------------------------------------------------------------------------------

                               THE NEW MARKET FUND
                        Schedule of Portfolio Investments
                                 August 31, 1999

 Number of                                                                Market
 Shares           Security Description                                     Value
 ------           --------------------                                   -------

                  Common Stock:                        92.72%

                  Aerospace/Defense:                    4.51%
  2,400           Allied Signal Inc.                                  $  147,000
                                                                      ----------
                  Chemicals:                            3.14%
  5,900           Albemarle Corp.                                        102,144
                                                                      ----------

                  Computers:                            6.12%
  1,600           International Business Machines  Corp.                 199,300
                                                                      ----------

                  Consumer Goods:                      12.47%
  2,300           Gillette Co.                                           107,238
    700           General Electric                                        78,619
  2,400           Nike Inc.                                              111,000
  3,200           Pepsico Inc.                                           109,200
                                                                      ----------
                                                                         406,057
                                                                      ----------
                  Diversified:                         16.62%
      2           Berkshire Hathaway Inc-Cl A*                           128,400
     92           Berkshire Hathaway Inc-Cl B*                           184,276
  6,500           Tredegar Industries Inc.                               141,375
    300           Wesco Fine Corp.                                        87,000
                                                                      ----------
                                                                         541,051
                                                                      ----------
                  Financials:                          21.85%
  1,000           American Express Co.                                   137,500
  2,600           Capital One Financial Corp.                             98,150
  2,400           Financial Security Assurance Holdings Ltd.             120,150
  2,600           Federal Home Loan Mortgage Corp.                       133,900
    600           Merrill Lynch & Co.                                     44,775
    600           Markel Corp.*                                          105,375
  1,800           Wells Fargo Co.                                         71,662
                                                                      ----------
                                                                         711,512
                                                                      ----------
                  Medical:                              5.74%
  1,400           Bristol-Myers Squibb Co.                                98,525
    600           Johnson & Johnson                                       61,350
    400           Merck & Co.                                             26,875
                                                                      ----------
                                                                         186,750
                                                                      ----------
                  Drilling:                             2.13%
  2,200           Atwood Oceanics Inc.*                                   69,300
                                                                      ----------

                  Electronics:                          3.28%
  1,300           Intel Corp.                                            106,844
                                                                      ----------

                  Money Center Banks:                   1.86%
  1,000           Bank America                                            60,500
                                                                      ----------

                  Oil:                                  2.34%
  1,200           Texaco                                                  76,200
                                                                      ----------

                  REITS:                                4.52%
 12,800           United Dominion Realty Trust                           147,200
                                                                      ----------

                  Retail:                               4.69%
  1,200           McDonald's Corporation                                  49,650
  2,400           Circuit City Stores                                    103,200
                                                                      ----------
                                                                         152,850
                                                                      ----------
                  Tobacco:                              3.45%
  3,000           Philip Morris Companies Inc.                           112,312
                                                                      ----------

                  Total Common Stocks:
                  (Cost:  $2,896,580)                                  3,019,020
                                                                      ----------

                  Short-Term Investments:               9.25%
301,326           Star Treasury Fund
                  (Cost: $301,326)                                       301,326
                                                                      ----------

                  Total Investments:
                  (Cost:  $3,197,906)**               101.97%        $ 3,320,346
                  Other assets,net                     (1.97%)          (64,084)
                                                      --------       -----------
                  Net Assets                          100.00%        $ 3,256,262
                                                      ========       ===========

*   Non-income producing
** Cost for Federal income tax purpose is $3,197,906 and net unrealized appreciation consists of:

          Gross unrealized appreciation            $ 302,404
          Gross unrealized depreciation             (179,964)
                                                   ----------
          Net unrealized appreciation              $ 122,440
                                                   ==========

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at value
  (identified cost of $3,197,906 )(Notes 1 & 3)                      $ 3,320,346
Receivable
  Dividends                                   $  2,442
  Interest                                         898
  Investment securities sold                    23,090
                                               -------
                                                                          26,430
Deferred organization costs (Note 1)                                      45,221
                                                                      ----------
   TOTAL ASSETS                                                        3,391,997
                                                                      ----------

LIABILITIES
Accrued expenses                                  6,529
Payable for securities purchased                129,206
                                               --------
   TOTAL LIABILITIES                                                     135,735
                                                                      ----------

NET ASSETS                                                           $ 3,256,262
                                                                     ===========

  NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE ($3,256,262 / 279,841 shares
     outstanding)                                                    $     11.64
                                                                     ===========

  OFFERING PRICE ($11.64 x 100 / 97.25)                              $     11.97
                                                                     ===========

  At August 31, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

  Paid in capital                                    $  3,188,188
  Net accumulated realized loss                           (54,366)
  Net unrealized appreciation of investments              122,440
                                                     ------------
  Net Assets                                         $  3,256,262
                                                     ============

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF OPERATIONS

Period ended August 31, 1999*
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividend                                              $  22,715
 Interest                                                  7,611
                                                       ---------
   Total income                                                       $   30,326

EXPENSES
 Investment advisory fees (Note 2)                        19,278
 Transfer agent fees (Note 2)                             10,948
 Custodian and accounting fees                            11,349
 Recordkeeping and administrative services (Note 2)       13,767
 Shareholder servicing and reports (Note 2)                4,582
 Director fees                                             6,375
 12b-1 fee                                                 9,639
 Organization expense amortization                         6,185
 Miscellaneous                                             4,609
                                                       ---------
   Total expenses                                                         86,732
 Management fee waiver and reimbursed expenses                          (48,368)
                                                                      ----------
   Net expenses                                                           38,364
                                                                      ----------
 Net investment loss                                                     (8,038)
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS

Net increase in unrealized appreciation on investments                   122,440
Net accumulated realized loss                                           (54,366)
                                                                      ----------
Net gain on investments                                                   68,074
                                                                      ----------
Net increase in net assets resulting from operations                  $   60,036
                                                                      ==========

*   Commencement of operations October 1, 1998

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Period ended
                                                                August 31, 1999*
                                                                ----------------
OPERATIONS
   Net investment loss                                              $    (8,038)
   Net accumulated realized loss                                        (54,366)
   Change in unrealized appreciation of investments                      122,440
                                                                    ------------
   Net increase in net assets resulting from operations                   60,036

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share
      transactions**                                                   3,196,226
                                                                    ------------
   Net increase in net assets                                          3,256,262
   Net assets at beginning of period                                       ---
                                                                    ------------
NET ASSETS at the end of the period                                  $ 3,256,262
                                                                    ============

*   Commencement of operations October 1, 1998
**  A summary of capital share transactions follows:

                                             For the period ended
                                               August 31, 1999*
                                        ---------------------------------
                                         Shares                 Value
                                         ------                 ------
Shares sold                               282,806            $ 3,245,359
Shares reinvested from distributions          -                       -
Shares redeemed                            (2,965)               (49,133)
                                          --------           ------------
Net increase                              279,841            $ 3,196,226
                                          ========           ============

See Notes to Financial Statements

THE NEW MARKET FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                 Period ended
                                                                August 31, 1999*
                                                                ----------------
Per Share Operating Performance
Net asset value, beginning of period                                     $ 10.00
Income from investment operations-
   Net investment loss                                                    (0.03)
   Net realized and unrealized gain on investments                          1.67
                                                                         -------
Total from investment operations                                            1.64
                                                                         -------
Less distributions-
   Distributions from net investment income                                  ---
   Distributions from capital gains                                          ---
                                                                         -------
Total distributions                                                          ---
                                                                         -------
Net asset value, end of period                                           $ 11.64
                                                                         =======

Total Return                                                           13.20%***

Ratios/Supplemental Data
  Net assets, end of period (000's)                                      $ 3,256
Ratio to average net assets
   Expenses                                                              4.47%**
   Expense ratio - net                                                   1.99%**
   Net investment loss                                                 (0.41)%**
Portfolio turnover rate                                                    8.31%


*   Commencement of operations October 1, 1998
**  Annualized
*** Non-annualized

See Notes to Financial Statements

The New Market Fund
Notes to the Financial Statements
August 31, 1999

NOTE  1-SIGNIFICANT  ACCOUNTING  POLICIES

     The New Market Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However operations of the Fund did not commence until October 1, 1998.

     The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The New Market Fund are being amortized over a period of fifty-six (56) months.

     E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

     F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE  2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Management Agreement, the Manager, Virginia Investment Corporation ("VMIC") provides investment management services for an annual fee of 1.0% of the average daily net assets of the Fund. VMIC has contractually agreed to waive its fees and reimburse the fund through September 30, 2001 for expenses in order to limit the operating expenses to 1.99% of average net assets. For the period ended August 31, 1999, the manager waived fees of $19,278 and reimbursed expenses of $19,451.


     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or VMIC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or VMIC. The Fund or VMIC may incur such distribution expenses at the rate of .50% per annum on the Fund's average net assets. For the period ended August 31, 1999, there were $9,639 of distribution expenses incurred which were waived by VMIC.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$18,283 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $10,948 for its services for the period ended August 31, 1999.

     Certain officers and/or directors of the Fund are also officers and/or directors of VMIC, CSS and FSI.


NOTE 3-  INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the period ended August 31, 1999, aggregated $3,113,270 and $162,324 respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of World Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the New Market Fund, a series of World Funds, Inc., including the schedule of portfolio investments as of August 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New Market Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
October 1, 1999

Investment Manager:
   Virginia Management Investment Corporation
     7800 Rockfalls Drive
     Richmond, Virginia 23225

Distributor:
   First Dominion Capital Corp.
     1500 Forest Avenue
     Suite 223
     Richmond, Virginia 23229

Independent Auditors:
   Tait, Weller and Baker
     Eight Penn Center Plaza
     Suite 800
     Philadelphia, Pennsylvania 19103

Transfer Agent:

     For account information, wire purchase or redemptions, call or write to The New Market Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

     For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.